Exhibit 10.1

ARLINGTON ASSET INVESTMENT CORP.

Performance Share Award Agreement

THIS PERFORMANCE SHARE AWARD AGREEMENT (this “Agreement”), dated as of the __ day of __________, 201_, governs the Performance Share award granted by ARLINGTON ASSET INVESTMENT CORP. (the “Company”), to ____________________ (the “Participant”), in accordance with and subject to the provisions of the Company’s 2011 Long-Term Incentive Plan (the “Plan”). A copy of the Plan has been made available to the Participant. All terms used in this Agreement that are defined in the Plan have the same meaning given them in the Plan.

1.          Grant of Performance Share Award. In accordance with the Plan, and effective as of ____________ __, 201_ (the “Date of Grant”), the Company granted to the Participant, subject to the terms and conditions of the Plan and this Agreement, an award of ______ Performance Shares.

2.          Combined Net Worth (Book Value) Units.

(a)          X Year Book Value Units. This award includes _____ Performance Shares that are designated “X Year Book Value Units.” A percentage (from zero percent to two hundred percent) of the X Year Book Value Units may be earned in accordance with paragraph 2(c) based on the Compound Annual Growth in Book Value Per Share during the Measurement Period. X Year Book Value Units that are not earned in accordance with paragraph 2(c) shall be forfeited as of the last day of the Measurement Period. Subject to paragraph 4, all of the X Year Book Value Units shall be forfeited on the date that the Participant is no longer providing services to the Company or an Affiliate (either as an employee or member of the Board) if such service ends before the last day of the Measurement Period.

(b)          Y Year Book Value Units. This award includes _____ Performance Shares that are designated “Y Year Book Value Units.” A percentage (from zero percent to two hundred percent) of the Y Year Book Value Units may be earned in accordance with paragraph 2(c) based on the Compound Annual Growth in Book Value Per Share during the Measurement Period. Y Year Book Value Units that are not earned in accordance with paragraph 2(c) shall be forfeited as of the last day of the Measurement Period. Subject to paragraph 4, all of the Y Year Book Value Units shall be forfeited on the date that the Participant is no longer providing services to the Company or an Affiliate (either as an employee or member of the Board) if such service ends before the last day of the Measurement Period.

(c)          Performance Targets. The performance targets for the X Year Book Value Units and the Y Year Book Value Units and the number of X Year Book Value Units and Y Year Book Value Units that may be earned shall be determined under the following table, with linear interpolation for results between the performance levels, for each of the applicable Measurement Periods:

Compound Annual Growth in Book Value per Share	Percent of X Year / Y Year Book Value Units Earned
<__%	__%
__%	__%
__%	__%
≥__	__%

3.          Total Shareholder Return Units.

(a)          X Year TSR Units. This award includes _____ Performance Shares that are designated “X Year TSR Units.” A percentage (from zero percent to two hundred percent) of the X Year TSR Units may be earned in accordance with paragraph 3(c) based on the Total Shareholder Return for the Measurement Period. X Year TSR Units that are not earned in accordance with paragraph 3(c) shall be forfeited as of the last day of the Measurement Period. Subject to paragraph 4, all of the X Year TSR Units shall be forfeited on the date that the Participant is no longer providing services to the Company or an Affiliate (either as an employee or member of the Board) if such service ends before the last day of the Measurement Period.

(b)          Y Year TSR Units. This award includes _____ Performance Shares that are designated “Y Year TSR Units.” A percentage (from zero percent to two hundred percent) of the Y Year TSR Units may be earned in accordance with paragraph 3(c) based on the Total Shareholder Return for the Measurement Period. Y Year TSR Units that are not earned in accordance with paragraph 3(c) shall be forfeited as of the last day of the Measurement Period. Subject to paragraph 4, all of the Y Year TSR Units shall be forfeited on the date that the Participant is no longer providing services to the Company or an Affiliate (either as an employee or member of the Board) if such service ends before the last day of the Measurement Period.

(c)          Performance Targets. The performance targets for the X Year TSR Units and the Y Year TSR Units and the number of X Year TSR Units and Y Year TSR Units that may be earned shall be determined under the following table, with linear interpolation for results between the performance levels, for each of the applicable Measurement Periods:

TSR	Percent of X Year / Y Year TSR Units Earned
<__%	__%
__%	__%
__%	__%
≥__%	__%

4.          Termination of Employment. Except as provided in the following paragraphs 4(a), 4(b), 4(c) and 4(d), Performance Shares shall be forfeited as provided in paragraph 2 and paragraph 3 if the Participant ceases to provide services to the Company or an Affiliate, either as an employee of the Company or an Affiliate or a member of the Board, before the last day of the Measurement Period.

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(a)          Death or Disability. If the Participant provides continuous service to the Company or an Affiliate (either as an employee or member of the Board) from the Date of Grant until the date that such service ends on account of the Participant’s death or Disability then (i) any Performance Shares then outstanding shall not be forfeited on account of such termination of service and (ii) such Performance Shares shall be earned in accordance with paragraph 2 and paragraph 3; provided, however, that if the Participant’s service terminates on account of death or Disability before the ______ anniversary of the Date of Grant, then the number of Performance Shares earned for any Measurement Period ending after such termination shall be the number of Performance Shares determined under paragraph 2 and paragraph 3 multiplied by a fraction. The numerator of that fraction shall be the number of days that the Participant was employed by the Company or an Affiliate or a member of the Board after the Date of Grant and the denominator of that fraction shall be _____.

(b)          Retirement. If the Participant provides continuous service to the Company or an Affiliate (either as an employee or member of the Board) from the Date of Grant until the date that such service ends on account of the Participant’s Retirement and if the Participant enters into a non-competition, non-solicitation, non-disclosure and non-disparagement agreement in a form acceptable to the Company, then (i) any Performance Shares then outstanding shall not be forfeited on account of such termination of service and (ii) such Performance Shares shall be earned in accordance with paragraph 2 and paragraph 3; provided, however, that if the Participant’s Retirement occurs before the _____ anniversary of the Date of Grant, then the number of Performance Shares earned for any Measurement Period ending after Retirement shall be the number of Performance Shares determined under paragraph 2 and paragraph 3 multiplied by a fraction. The number of that fraction shall be the number of days that the Participant was employed by the Company or an Affiliate or a member of the Board after the Date of Grant and the denominator of that fraction shall be _____.

(c)          Termination Without Cause. If the Participant provides continuous service to the Company or an Affiliate (either as an employee or member of the Board) from the Date of Grant until the date that the Company or an Affiliate terminates the Participant’s employment for a reason other than Cause and the Participant ceases to be a member of the Board before the last day of the Measurement Period, then (i) any Performance Shares then outstanding shall not be forfeited on account of such termination of service and (ii) the number of Performance Shares that are earned after such termination, if any, shall be determined by the Committee in its sole discretion; provided, however, that the number of Performance Shares earned for any Measurement Period ending after such termination shall not exceed the number of such Performance Shares that are earned in accordance with paragraph 2 and paragraph 3.

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(d)          Change in Control. If a Change in Control occurs during the Measurement Period and if the Participant provides continuous service to Company or an Affiliate (either as an employee or member of the Board) from the Date of Grant until the date of the Change in Control, then (i) the outstanding Performance Shares shall be earned in accordance with paragraph 2 and paragraph 3 but using the date of the Change in Control as the last day of the Measurement Period and (ii) the Participant’s rights in the Performance Shares earned in accordance with the preceding clause (i) shall vest as provided in the following sentences. The earned Performance Shares shall vest as of the date of the Change in Control if the surviving or successor entity in the Change in Control does not continue, assume or replace the Performance Shares with a substitute grant with the same intrinsic value. If the surviving or successor entity in the Change in Control continues, assumes or replaces the Performance Shares with a substitute grant with the same intrinsic value, the earned Performance Shares shall vest on the earlier of the last day of the original Measurement Period if the Participant provides continuous service to the Company or an Affiliate or the surviving or successor entity or one of its affiliates (either as an employee or director) until such date or the date that such service is terminated for a reason other than Cause or the Participant’s resignation with Good Reason.

5.          Dividend Equivalents. The Performance Shares awarded to the Participant under this Agreement include the grant of Dividend Equivalents on each Performance Share. The Dividend Equivalent represents the opportunity to earn additional Shares based on the dividends paid on an equivalent number of Shares during the period that the Performance Shares are outstanding, i.e., from the Date of Grant until the date that the Performance Shares are settled or forfeited in accordance with this Agreement. Dividend Equivalents shall be deemed to be reinvested in additional Shares (on an unfunded basis and based on the value of the dividends and the Fair Market Value on the record date for the dividend). The accumulated Dividend Equivalents shall be paid (in the form of whole Shares) if, when and to the extent that the Performance Shares are earned and settled. Dividend Equivalents shall be forfeited if, when and to the extent that the underlying Performance Shares are forfeited.

6.          Settlement. Any Performance Shares and Dividend Equivalents that are earned in accordance with this Agreement will be settled by the issuance of Shares (one Share will be issued for each Performance Share that is earned), less the number of Shares with a Fair Market Value equal to the amount required to be withheld for income and employment taxes. Only whole Shares will be issued under this Agreement and the Participant will receive a single cash payment in lieu of any fractional Share that the Participant is otherwise entitled to receive under this Agreement. The net number of Shares (and cash representing any fractional Share) will be issued to the Participant (or, in the event of the Participant’s death prior to settlement, the person or persons or entity or entities entitled to the Shares under the Participant’s will or the laws of descent and distribution) as soon as practicable after the Measurement Period, but in all events not later than March 15 of the year following the year that includes the last day of the Measurement Period; provided, however, that Performance Shares and Dividend Equivalents that are earned in accordance with paragraph 4(d) shall be settled with the issuance of the net number of Shares (and cash representing any fractional Share) as soon as practicable after the Participant vests as provided in paragraph 4(d) but in all events not later than March 15 of the year following the year in which the Participant vests.

7.          Definitions. The following definitions apply for purposes of this Agreement:

(a)          Beginning Book Value Per Share means the Company’s consolidated net book value at the end of the last quarter ending before the first day of the Measurement Period divided by the number of outstanding Company equity securities used for financial reporting purposes and determined in accordance with US Generally Accepted Accounting Principles (“GAAP”) at the end of the last quarter ending before the first day of the Measurement Period.

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(b)          Cause means the Board’s determination, in good faith and after reasonable investigation, that the Participant (x) has been convicted of a felony; (y) has engaged in conduct relating to the Company that constitutes a material breach of fiduciary duty or fraud or (z) materially failed to follow a proper directive of the Board within the scope of the Participant’s duties and that is capable of being performed by the Participant with reasonable effort. The Participant’s termination shall not be for Cause unless the Board gives the Participant written notice specifying the grounds that the Board asserts constitute Cause and the performance required to remedy the failure (if remediable) and the Participant fails to perform as required to remedy the failure during the thirty day period after receipt of the written notice (if the grounds are remediable).

(c)          Compound Annual Growth in Book Value Per Share means the compound annualized total return (appreciate/depreciation), expressed as a percentage, of the Ending Book Value Per Share over the Beginning Book Value Per Share.

(d)          Disability means that the Participant is permanently and totally disabled as described in Code section 22(e)(3).

(e)          Ending Book Value Per Share means the sum of (i) the Company’s consolidated net book value at the end of the last quarter ending before the last day of the Measurement Period plus (ii) the total dividends on Company equity securities deducted during the Measurement Period in the calculation of the Company’s consolidated net book value, divided by the number of outstanding Company equity securities used for financial reporting purposes and determined in accordance with GAAP at the end of the last quarter ending on or before the last day of the Measurement Period. Ending Book Value Per Share shall be calculated assuming that such dividends are reinvested in additional shares (on an unfunded basis and based on the value of the dividend and the Fair Market Value on the record date for the dividend).

(f)          Good Reason means the Participant’s resignation on account of (x) a material diminution of the Participant’s base salary or incentive compensation opportunity, (y) a material diminution in the Participant’s authority, duties or responsibilities or (z) a requirement that the Participant relocate the Participant’s principal office to a location more than fifty miles from his then current location. A resignation shall not be with Good Reason unless the Participant gives the Board written notice (within ninety days after the occurrence of the event that the Participant asserts constitute Good Reason) specifying the grounds that the Participant asserts constitute Good Reason and the performance required to remedy the failure, the Company does not remedy the grounds that are asserted as Good Reason within thirty days after the Participant’s notice and the Participant resigns within sixty days after such thirty day period.

(g)          Measurement Period means (i) with respect to the X Year Book Value Units, the period beginning on ________ __, 20__, and ending on _________ __, 20__; (ii) with respect to the X Year TSR Units, the period beginning on _________ __, 201__, and ending on _________ __, 201__; (iii) with respect to the Y Year Book Value Units, the period beginning on ________ __, 201__, and ending on ________ __, 201__; and (iv) with respect to the Y Year TSR Units, the period beginning on _______ __, 201__, and ending on _________ __, 201__.

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(h)          Retirement means a voluntary resignation from employment with the Company and its Affiliates that the Committee, in its discretion, determines shall constitute a “Retirement” under this Agreement.

(i)          Total Shareholder Return or TSR means the compound annualized total shareholder return (appreciation/depreciation in the value of a Share during the Measurement Period plus dividends on a Share for which the Ex-Dividend date occurs during the Measurement Period), expressed as a percentage. The Share price appreciation/depreciation during the Measurement Period shall be based on the average Fair Market Value of a Share for the _____ consecutive trading days ending immediately before the first day of the Measurement Period and the _____ consecutive trading days ending on the last day of the Measurement Period. Total Shareholder Return shall be calculated assuming that such dividends are reinvested in additional Shares (on an unfunded basis and based on the value of the dividend and the Fair Market Value on the Ex-Dividend date for the dividend).

8.          Transferability. Performance Shares and Dividend Equivalents cannot be transferred except by will or the laws of descent and distribution. Subject to the requirements of applicable securities laws, Shares that are issued in settlement of Performance Shares and Dividend Equivalents may be transferred, including by will or the laws of descent and distribution.

9.          Adjustments. The terms of this Performance Share award, including the number of Performance Shares, the performance targets set forth in paragraphs 2(c) and 3(c) and the number of deemed Shares credited under Dividend Equivalents, shall be adjusted as determined by the Board in accordance with Section 12.2 of the Plan.

10.          Shareholder Rights. The Participant shall have no rights as a shareholder of the Company with respect to the Performance Shares or Dividend Equivalents until, and then only to the extent that, the Performance Shares and Dividend Equivalents are settled by the issuance of Shares.

11.          No Right to Continued Employment or Service. The grant of the Performance Shares and Dividend Equivalents does not give the Participant any rights with respect to continued employment by, or service to, the Company or an Affiliate. The grant of the Performance Shares and the Dividend Equivalents does not affect the right of the Company or an Affiliate to terminate the Participant’s employment or service.

12.          Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the Commonwealth of Virginia without reference to principles of conflict of laws.

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13.          Conflicts. The Participant agrees that in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

14.          Participant Bound by Plan. The Participant hereby acknowledges that a copy of the Plan has been made available to the Participant and the Participant agrees to be bound by all of the terms and provisions of the Plan.

15.          Binding Effect. This Agreement shall be binding upon the Participant and the Participant’s successors in interest and the Company and any successors to the Company.

IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the date first set forth above.

ARLINGTON ASSET INVESTMENT CORP.	[NAME OF PARTICIPANT]

By:__________________________________	______________________________

Title:_________________________________

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